UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 2, 2012

Date of Report (Date of earliest event reported)

Godfather Media, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-27454	20-3161375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26061 Acero, Suite 118 Mission Viejo, California	92691
(Address of principal executive offices)	(Zip Code)

(888) 503-1759

Registrant’s telephone number, including area code

1929 Main St., Suite 106,, Irvine, CA 92614

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01 Entry into a Material Definitive Agreement

On December 31, 2008, Mr. Larry Weinstein, signed a promissory note for $150,000 for Executive Compensation that was owed and due for the year of 2008.

On December 31, 2009, Mr. Larry Weinstein, signed a promissory note for $150,000 for Executive Compensation that was owed and due for the year of 2009.

On December 31, 2010, Mr. Larry Weinstein, signed a promissory note for $150,000 for Executive Compensation that was owed and due for the year of 2010.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) The following documents are filed as exhibits to this report on Form 8-k or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Godfather Media, Inc.

DATE: May 2, 2012	By: /s/ Michael Cummings
Name: Michael Cummings
Title: Chief Executive Officer and President